Investment Adviser
      Legg Mason Fund Adviser, Inc.
      Baltimore, MD

Board of Directors
      Raymond A. Mason, Chairman
      John F. Curley, Jr., President
      Richard G. Gilmore
      Charles F. Haugh
      Arnold L. Lehman
      Dr. Jill E. McGovern
      T. A. Rodgers
      Edward A. Taber, III

Transfer and Shareholder Servicing Agent
      Boston Financial Data Services
      Boston, MA

Custodian
      State Street Bank & Trust Company
      Boston, MA

Counsel
      Kirkpatrick & Lockhart LLP
      Washington, DC

Independent Accountants
      Coopers & Lybrand L.L.P.
      Baltimore, MD

      This report is not to be distributed unless preceded or accompanied by a prospectus.


                      Legg Mason Wood Walker, Incorporated
--------------------------------------------------------------------------------
                            111 South Calvert Street
                    P.O. Box 1476, Baltimore, MD 21203-1476
                         410 (bullet) 539 (bullet) 0000

LMF-002
8/97

                                Quarterly Report
                                 June 30, 1997

                                   Legg Mason

                               Value Trust, Inc.

                               Special Investment
                                  Trust, Inc.

                            Total Return Trust, Inc.

                           Putting Your Future First

                               [Legg Mason Logo]

                                     FUNDS

To Our Shareholders,

   We are pleased to provide you with reports for the Legg Mason Value Trust, Special Investment Trust and Total Return Trust for the quarter ended June 30, 1997.

   As the following table indicates, each of the Funds performed well in the quarter and in the six months ended June 30, as did the stock market generally. By way of comparison, the S&P 500 Composite Index consists of the common stocks of 500 of America's largest companies, the Value Line Index measures a broader group of 1700 common stocks, and the Russell Index measures performance of the stocks of 2000 small and medium-sized companies.

                                           For the periods ended June 30, 1997:
                                              3 Month                6 Month
                                           Total Return*          Total Return*
                                           -------------          -------------
       Value Trust                             18.1%                    22.1%
       Special Investment Trust                15.8%                    10.5%
       Total Return Trust                      13.8%                    16.0%
       S&P 500 Composite Index                 17.5%                    20.6%
       Value Line Index of 1700 stocks         13.9%                    13.2%
       Russell 2000 Index                      16.2%                    10.2%

   In the quarter, the Value Trust's net asset value per share rose from $34.11 to $39.77. In addition, a long-term capital gain distribution of $.44 per share and an ordinary income dividend of $.035 per share were paid to shareholders in May. As you may have noticed, the Value Trust recently has been the subject of a number of favorable comments in national business publications because of its strong investment performance.

   The Special Investment Trust's net asset value per share rose from $26.55 to $29.36 in the quarter. In addition, a long-term capital gain distribution of $1.325 per share was paid to shareholders in May.

   Total Return Trust's net asset value per share rose from $19.39 to $20.49 in the quarter, and in May shareholders received an ordinary income dividend of $.105 per share, a short-term capital gain distribution of $.235 per share, and a long-term capital gain distribution of $1.158 per share.

   Long-term investment results for each of the Funds are shown in the "Performance Information" section of this report. On the following pages, Bill Miller, the portfolio manager for the Value Trust and Special Investment Trust and Nancy Dennin, the portfolio manager for the Total Return Trust, discuss the funds and the investment outlook.

   The Board of Directors has approved an ordinary income dividend of $.07 per share to Primary Class shareholders of Total Return Trust, payable on August 12, 1997, to shareholders of record on August 8, 1997. Most shareholders will receive this distribution in the form of additional shares credited to their accounts.

                                                     Sincerely,



                                                     /s/ John F. Curley, Jr.
                                                     _______________________
                                                     John F. Curley, Jr.
                                                     President

August 8, 1997

--------------
*Total return measures investment performance in terms of appreciation or depreciation in net asset value per share plus dividends and any capital gain distributions. It assumes that dividends and distributions were reinvested at the time they were paid. Total return percentages and other information regarding the Legg Mason funds in this letter are for the Primary Class of shares of the funds.

Portfolio Managers' Comments

Market Commentary
Second Quarter 1997

   The S&P 500 has almost doubled in the past two years, an extraordinary performance. Such strong results are usually achieved early in an economic recovery, when valuations are modest and earnings are growing strongly. That such returns are being seen after many years of strong economic growth and rising stock prices is testimony to how unusual this period is in financial history.

   The second quarter's surge, coming after a weak first quarter that was impacted by the Federal Reserve Board's raising short-term interest rates, was fueled by a potent combination of better than expected earnings growth and astonishingly low inflation.

   Earnings grew about 13% in the first quarter, year over year, and appear to be on track to grow perhaps 10% this quarter. The Producer Price Index has fallen 6 months in a row, something unprecedented in the 50 year history of that index. The Consumer Price Index is rising at only 2.4%, while the consumer price deflator, a better measure of price behavior, is up at a 1.5% rate. Gold and oil prices are down 20% from a year ago, and the commodities complex is registering no signs of incipient inflation. Wage pressures, the most important factor in future inflation, are muted, showing only a modest upward tilt despite the lowest unemployment rate in a generation.

   With corporate profitability high, earnings growing, interest rates gently declining, and inflation quiescent, stock prices have powered ahead, reflecting these unique economic circumstances. Real earnings growth and profitability--the reported numbers minus inflation--are the highest in history. All of this is terrific, and all of it is reflected in current stock prices.

   The market's pattern throughout history has been that of short, powerful bursts upward, followed by consolidation and range-bound trading until the next wave of fundamentals becomes clearer. We see no reason to expect otherwise from here, and so would expect the second half of the year to be less exuberant and more volatile than the past 90 days or so.

   In the second quarter, the economy's growth rate moderated from the 4.9% first quarter rate, as consumer spending slowed markedly. If consumer spending accelerates, the Fed may raise rates again, a development the market is currently not anticipating. If it occurs, a correction similar to the almost 10% decline seen earlier this year would not be surprising.

   After the sharp run-up this year, stock prices are vulnerable to any bad news. Current valuations leave little room for disappointment. In our last report to shareholders, we expressed the view that equity investors should lower their expectations and be prepared for returns more in line with historic norms of 10% or so, than with the 19% per year experienced over the past 15 years. With the recent move in stock prices, the past 15 years' returns have now exceeded those of any 15 year period in any stock market in the world.

   Although we are firmly in the camp that more modest returns are to be expected, we do not believe, contrary to the views of many market strategists, that this period of exceptional returns is likely to be followed by an extended period of sub-par returns. Those who believe that the seven fat years we've had must be followed by seven (or at least several) lean years don't rely on scriptural warrant, but they do rely on faith, faith in the notion of regression to the mean.

   They believe that many factors that underlie stock price growth--economic growth, earnings growth, inflation, real interest rates--are constant, or nearly so. If these factors veer sharply above or below the historic norms, they expect them to move back in the opposite direction to re-establish the long-term mean.

   There is no doubt that regression to the mean has been a powerful force in economic history, but as circumstances change and evolve, so too may the mean. The implicit growth rate of the S&P 500 is a good example.

   Most strategists estimate the long-term growth rate of the S&P 500 to be a little over 7%. Where do they get this number? From history. The 40 year growth rate has been 6.6%, while the 70 year growth rate is slower at 5.5%. The longer period encompassed the Great Depression, which lowered the growth rate. The 10 year growth rate, though, is 10%, the 5 year growth rate has been 13%, and the 3 year growth rate about 20%.

   The acceleration in the growth rate has been due to the relative lack of cyclicality in the economy over the past 15 years and, importantly, to the change in the composition of the S&P 500. This latter factor is little noticed but extremely significant.

   Thirty-five years ago the S&P 500 was heavily weighted in utilities, energy, and basic industry. Finance had no weighting, and technology was only 5%. Today finance and technology make up 30% of the index, with health care, and branded consumer companies such as Coca Cola, Philip Morris, and Procter and Gamble having significant weights. The composition of the index has changed as the economy has changed. It is heavily influenced by more stable, faster growing companies. The component companies of the index also change. Just in the past two years, over 10% of the index components have turned over, with the general direction continuing toward more rapid growth than historically has been the case.

   Strategists have consistently underestimated earnings growth this decade because they have assumed the growth rate of today's S&P will be the same as yesterday's, despite the index being significantly different. It is as though they expected the Yankees to win the pennant this year because Mantle, Maris, Berra, and Ford had great numbers back in the early 1960's.

   It looks as if the earnings growth rate of today's index is about 10%, considerably higher than that assumed in most analysts' models. Valuation is highly sensitive to real growth rates. In an environment of 6.5% long bonds, it makes a big difference if the growth rate of earnings is 7%, or 10%. We believe it is closer to the latter, and that the future rate of return on stocks is likely to be considerably higher than the current spate of bearish strategists suggests.

   That rate of return, though, may encompass significant fluctuations. Investors should be prepared for periods, sometimes extended periods, of returns that may be well below 10%.

Value Trust
Second Quarter 1997

   The second calendar quarter provided exceptional returns for many investors in the stock market. All of the major averages surged, a trend that continued early into the third quarter. Our results were as follows:

                                             Second Quarter         Year to Date       Twelve Months Ended
                                                  1997                  1997               June 30, 1997
----------------------------------------------------------------------------------------------------------
   Value Trust                                   18.05%                22.06%                 52.16%
   Lipper Growth Funds                           15.82%                14.28%                 23.96%
   Lipper General Equity Funds                   15.34%                13.00%                 22.10%
   S&P 500                                       17.47%                20.62%                 34.71%

   As is evident, our returns compare quite favorably with those of the major indices and funds with similar objectives. Most fund managers continue to underperform the indices, with this year's underperformance being particularly acute. The S&P 500 is beating about 95% of actively managed funds so far in l997, as the largest capitalization stocks maintain the remarkable run that they have experienced in the past few years.

   Our results have benefited significantly from our large positions in financial services and technology. Those groups have been market leaders since this bull market began in late l990. We have long had a major position in financial services. Our commitment to technology is more recent and generally accounts for the difference between our performance and that of other value managers, many of whom avoid technology stocks.

   Many of our largest holdings have had astonishing moves in the past year. Dell is up over 500%, IBM 130%, Western Digital 250%, Warner Lambert 160%, Philips Electronics 160%, MBNA 130%. That's the good news; the bad news is that the business values of these companies have not expanded at that rate. Over long periods of time, you can only earn returns in line with the expansion of business value, adjusted for whether your purchase price was above or below that value. We try to buy companies at large discounts to underlying value. If our analysis is right, we hope to capture the expansion of business value and the purchase discount.

   Technology stocks have offered that opportunity over the past few years, but it is waning as the stocks surge ahead. Our research efforts are still active in that area, but there now appear to be better values in other sectors. We have increased our weightings recently in the gaming industry, where the stocks have underperformed for quite some time and expectations are low. We are quite optimistic about the return prospects in the lowly valued auto stocks and in the much maligned tobacco industry. We believe there may be opportunities in airlines and in utilities, two industries where it is still possible to find stocks selling at single digit price earnings ratios (and rightly so, many think, since very little money has been made in these areas over the years). We haven't bought anything here, but are looking.

   Portfolio activity was light in the quarter. We sold Standard Federal Bank, a long-standing position that was acquired by a foreign financial institution. We bought American Express during the sharp sell-off early in the quarter. We were not able to buy a significant position before it moved out of our price range. Two technology stocks were added: Compaq and Storage Technology. We were able to get solid positions in both before they rallied. Compaq trades at a below-market valuation on next year's earnings, while growing at almost 3x the market's rate of growth and earning 4x the market's return on capital. We bought Storage Technology at 10x forward twelve month earnings. It has no debt, a strong cash position, a 12-15% growth rate, and has been repurchasing its shares. We also bought Conseco, a highly acquisitive consolidator in the insurance industry with an excellent long-term record and a modest valuation.

   As always, we appreciate your support and welcome your comments.

                                                               Bill Miller, CFA

                -----------------------------------------------

Special Investment Trust
Second Quarter 1997

   The Special Investment Trust had a strong quarter in absolute terms, but one that was about in line with the results achieved by the average mutual fund. We slightly lagged most of the indices, with the exception of the Value Line index. For the year to date, our results are ahead of those of other managers who invest in small and mid-size companies, but not surprisingly, trail those funds which concentrate on the largest, most visible companies such as Microsoft, Intel, Coca Cola and GE, where most of the action has been in this bull market for the past several years.

   The underperformance of small companies versus large capitalization stocks over the past year has been as large as any since good records have been kept. The valuation gap between these two sectors is now at a twenty year high, based on price earnings ratios. While many reasons have been adduced for the outperformance of the S&P 500, we think the simplest one is probably the best: big stocks have done better than small stocks because big companies' results have been consistently better than those of small stocks. The businesses have done better, so the stocks have done better.

   Valuations now appear to reflect the greater consistency and profitability currently being experienced by big companies, so there is reason to expect (perhaps more accurately: hope) the wide disparity in performance will attenuate. Neither we nor anyone else can predict the timing of periods of small stock outperformance, but valuation is definitely on our side.

   We continued to focus the portfolio in the quarter, buying two stocks and selling four. One of the two names added, General Cable, was a new issue that performed well immediately in the aftermarket and which we have subsequently sold. It is not our usual style to own something for such a short period, but we were not able to accumulate enough shares before the price rose to warrant continuing with the position. The other stock bought, Imation, is a spin-off from 3M consisting of a grab-bag of storage and graphics related businesses with a history of sub-par profitability. We think programs are in place that will significantly improve shareholder value over the next few years. Management is highly incentivized to get the stock price up, and the company has been buying in its shares at these depressed levels.

   Of the stocks sold, BBN was acquired by GTE at a nice price, while Colt Telecom and Serfin were smaller positions that we did not believe warranted increasing to large positions at present prices. We received Conseco stock when they acquired Life Partners, one of our holdings. Although a fine company, Conseco is a very large company and didn't fit with our charge to invest in small and mid-cap stocks.

   We have increased our positions in Quantum and Western Digital, fast growing companies trading at bargain prices; in Circus Circus, a medium grower that we believe is substantially undervalued; and in Northeast Utilities, a slow (or no) growth company trading at fire sale valuations.

   Elsewhere in this report we have included some thoughts on the overall market, with particular reference to the S&P 500. Unlike the big stock area, where bargains are rare, we continue to find ample opportunities to invest in small and mid cap companies.

   As always, we appreciate your support and welcome your comments.

                                                                Bill Miller, CFA

                -----------------------------------------------

Total Return Trust
Second Quarter 1997

   While, as always, we are agnostic about the near-term direction of the market, it is unreasonable to expect the market to continue to rise at rates that exceed the growth of underlying business values. Reasonable expectations for stock returns going forward would seem to be in the 10% range, rather than the spectacular returns of the past few years.

   Your Fund is positioned to do well in this environment, in our opinion. Relatively high income producing securities (for details of the Fund's objectives and strategies, please read on) should do quite well in an environment of more modest returns. To be specific, Chrysler, one of our holdings, currently has a dividend yield of 4.5%, and ample cash on its balance sheet to sustain a downturn in the economic cycle. Chrysler's current yield provides almost one-half of our expected annual market return!

   The REITs (real estate investment trusts) are also very attractive, in our opinion. The average yield on the REITs in the portfolio is 7.5%, and we estimate dividend growth of 5-7% annually, implying attractive total returns of 12-15%.

   Our assets increased from $355 million at year end 1996 to $458 million on June 30. Since the end of the quarter, they have continued to rise and now stand at over $492 million. Part of the increase is of course due to gains in our securities holdings, but we have also attracted over 4,000 new shareholders since the end of 1996.

   With our shareholder base having expanded by 20% in just six months, it may be helpful to briefly review the objectives of the Fund, and how we go about achieving those objectives. This should enable you to better evaluate our results and to properly place the Fund in the context of your overall investment program.

   The Total Return Trust is a growth and income fund, meaning that in addition to analyzing the growth prospects of a company, we are focused on securities that produce current income. Our initial screening process is for stocks with above market, sustainable dividend yields. High income producing securities usually grow slower than non-income producing securities. If a company's management believed they could earn a higher return on their cash, they would reinvest it in the company, and not pay it out to shareholders.

   Since high income producing securities are slower growers, they tend to underperform in periods of strong growth, as was the case in the second quarter. Part of the reason the market performed as well as it did over the last three months is because corporate profit growth has exceeded expectations. See the market commentary section for further details.

   On the flip side, high income producing securities tend to be less volatile than their non-income producing counterparts. A measure of volatility that statisticians use is called "beta." Simplistically, beta measures the relative volatility of the stocks in a portfolio to the market. While we don't calculate the Fund's beta, many rating services do, and they have determined the Fund's beta to be .82, meaning that for each 1% move in the market, the stocks in the portfolio have historically fluctuated 0.82%.

   We attempt to minimize the Fund's volatility by being disciplined in what we will pay for our investments. We are value investors. In every case, we attempt to buy stocks at substantial discounts to the worth of the underlying companies. Despite the Total Return Trust's strong results, the Fund's holdings sell at substantial discounts to the overall market. The Fund is trading at only 11.9x the 1997 and 10.9x the 1998 estimated earnings of its holdings, compared to the S&P 500's P/E of 19.7x and 18.5x, respectively.

   We set risk-adjusted price targets for all the securities in the portfolio, and continuously reassess these targets. We're quite pleased with the Fund's performance during the two corrections the market has experienced in the last twelve months. Yes, there really have been two corrections!

   The first occurred over a two month period ending in July 1996. The S&P 500 declined about 10% during this stretch, while the Fund declined only half as much. The second correction was even shorter in duration, with the market down over 9% from March 10 through April 11 of this year. The Total Return Trust's decline was 7.5% over the same period.

   We have no market capitalization requirements, meaning that we have the flexibility to invest in companies of any size. As a general rule, we won't invest in a stock whose market capitalization is less than the asset base of the Fund, for liquidity purposes. The Fund's flexibility allows us to have a mix of small, mid and large cap stocks in the portfolio. Currently, 47% of the portfolio is invested in large cap stocks, 29% in mid cap and 24% in small capitalization stocks.

   Our disciplined, income-oriented value approach usually entails some underperformance in enthusiastic markets. This should be counter-balanced by better results in more sluggish periods. Despite the generally excellent results of the past few years, it is not a prime objective of this Fund to outperform each and every quarter. The Fund is managed to deliver sound long-term results, consistent with our risk profile.

   To our new shareholders, welcome, and to our existing shareholders we once again thank you for your confidence and support.

                                                               Nancy Dennin, CFA



July 25, 1997
DJIA 8113.44

Performance Information

Total Return for One, Five, Ten Years and Life of Funds, as of June 30, 1997

         The returns shown on these pages are based on historical results and are not intended to indicate future performance. The investment return and principal value of an investment in any of these Funds will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Average annual returns tend to smooth out variations in a fund's return, so they differ from actual year-to-year results. No adjustment has been made for any income taxes payable by shareholders. Total returns as of June 30, 1997 for each Fund and the Value Line Geometric Average ("Value Line") and S&P 500 Stock Indices are shown in the table below.

         Each Fund has two classes of shares: Primary Class and Navigator Class. The Navigator Class, offered only to certain institutional investors, pays fund expenses similar to those paid by the Primary Class, except that transfer agency fees and shareholder servicing expenses are determined separately for each class and the Navigator Class does not incur Rule 12b-1 distribution fees.

         Average annual and cumulative total returns as of June 30, 1997 were as follows:

                                                                          Special
                                                              Value     Investment  Total Return  Value Line    S&P 500 Stock
                                                              Trust        Trust        Trust        Index          Index
---------------------------------------------------------------------------------------------------------------------------
      Average Annual Total Return
        Primary Class:
          One Year                                            +52.16%     +22.52%      +38.14%      +21.33%        +34.71%
          Five Years                                          +24.44      +17.25       +17.98       +14.18         +19.78
          Ten Years                                           +14.74      +13.60       +12.18        +7.55         +14.66
          Life of Class--Value Trust(A)                       +19.66                                +11.29         +18.22
          Life of Class--Special Investment Trust(B)                      +14.22                     +9.08         +16.67
          Life of Class--Total Return Trust(C)                                         +12.06        +9.11         +17.08
        Navigator Class:
          One Year                                            +53.67      +23.87       +39.65       +21.33         +34.71
          Life of Class(D)                                    +42.09      +25.11       +30.11       +20.81         +31.76

      Cumulative Total Return
        Primary Class:
          One Year                                            +52.16%     +22.52%      +38.14%      +21.33%        +34.71%
          Five Years                                         +198.43     +121.57      +128.62       +94.05        +146.57
          Ten Years                                          +295.65     +258.04      +215.55      +107.00        +292.62
          Life of Class--Value Trust(A)                    +1,433.25                               +409.01      +1,174.92
          Life of Class--Special Investment Trust(B)                     +361.86                   +171.59        +489.05
          Life of Class--Total Return Trust(C)                                        +275.30      +175.16        +523.99
        Navigator Class:
          One Year                                            +53.67      +23.87       +39.65       +21.33         +34.71
          Life of Class(D)                                   +147.81      +78.39       +97.38       +62.97        +103.90

---------------------------------------------------------------------------------------------------------------------------

   (A) Inception of Value Trust--April 16, 1982.
   (B) Inception of Special Investment Trust--December 30, 1985.
   (C) Inception of Total Return Trust--November 21, 1985.
   (D) Commencement of sale of Navigator Shares for each fund--December 1, 1994.

Value Trust

Illustration of an Assumed Investment of $10,000 made on April 16, 1982 (inception of the Value Trust Primary Class)

                    [Graph appears here - plot points below]

                             Value of original
                             shares purchased
                             plus shares acquired      Value of shares
                             through reinvestment      acquired through
                             of capital gain           reinvestment of
                             distributions             income dividends

                 4/16/82        10,000                 10,000

                 3/31/83        16,400.97              16,160

                 3/31/84        19,425.44              18,870.5

                 3/31/85        24,682.58              23,582.98

                 3/31/86        34,509.73              32,555.48

                 3/31/87        37,924.3               35,503.58

                 3/31/88        34,729.33              32,267.83

                 3/31/89        41,109.15              37,650.23

                 3/31/90        44,289.55              39,890.82

                 3/31/91        43,013.79              37,701.34

                 3/31/92        51,413.83              44,210.32

                 3/31/93        59,003.27              50,183.93

                 3/31/94        62,337.34              52,789.39

                 3/31/95        68,426.55              57,816.96

                 3/31/96        97,226.16              82,355.78

                 3/31/97       129,881.47             110,379.07

                 6/30/97       153,324.61             130,446.74

             -----------------------------------------------------


Selected Portfolio Performance*

      Strong performers for the 2nd quarter 1997
--------------------------------------------------------------------------------
      1.  Dell Computer Corporation                + 73.7%
      2.  Philips Electronics N.V.                  +61.5%
      3.  Warner-Lambert Company                    +43.6%
      4.  MBNA Corporation                          +31.4%
      5.  International Business Machines
            Corporation                             +31.3%
      6.  America Online, Inc.                      +31.3%
      7.  The Bear Stearns Companies, Inc.          +30.2%
      8.  BankAmerica Corporation                   +28.2%
      9.  Zions Bancorporation                      +26.7%
     10.  Nokia Corporation ADS                     +26.6%

Weak performers for the 2nd quarter 1997
--------------------------------------------------------------------------------
      1. Seagate Technology, Inc.                   -21.6%
      2. Circus Circus Enterprises, Inc.             -5.3%
      3. United States Treasury Notes,               -0.2%
           8.125%, 2/15/98
      4. General Motors Corporation                  +0.6%
      5. MGM Grand, Inc.                             +2.1%
      6. RJR Nabisco Holdings Corp.                  +2.3%
      7. The Chase Manhattan Corporation             +3.7%
      8. United States Treasury Bonds                +4.0%
           6.625%, 2/15/27
      9. Republic of Argentina
           Floating Rate Bonds                       +4.1%
           6.75%, 3/31/05
     10. Reebok International Ltd.                   +4.2%

      * Securities held for the entire quarter.


Portfolio Changes

      Securities added during the 2nd quarter 1997
--------------------------------------------------------------------------------
      America Online, Inc. (Private Placement)
      American Express Company
      Compaq Computer Corporation
      Conseco Inc.
      Storage Technology Corporation



Securities sold during the 2nd quarter 1997
--------------------------------------------------------------------------------
      Standard Federal Bancorporation

      Special Investment Trust

Illustration of an Assumed Investment of $10,000 made on December 30, 1985 (inception of the Special Investment Trust Primary Class)

                    [Graph appears below - plot points here]

                             Value of original
                             shares purchased
                             plus shares acquired      Value of shares
                             through reinvestment      acquired through
                             of capital gain           reinvestment of
                             distributions             income dividends

                12/30/85        10,000                 10,000

                 3/31/86        11,530                 11,530

                 3/31/87        13,073.55              13,050.76

                 3/31/88        11,219.7               11,106.84

                 3/31/89        13,125.95              12,981.74

                 3/31/90        15,142.97              14,889.53

                 3/31/91        18,391.89              17,776.51

                 3/31/92        22,154.2               21,249.28

                 3/31/93        24,481.5               23,528.14

                 3/31/94        29,708.01              28,511.3

                 3/31/95        27,814.8               26,706.89

                 3/31/96        35,733.08              34,291

                 3/31/97        39,870.52              38,344.53

                 6/30/97        46,186.49              44,498.99

             -----------------------------------------------------


Selected Portfolio Performance*

      Strong performers for the 2nd quarter 1997
--------------------------------------------------------------------------------
       1.  Anchor Gaming                             +71.3%
       2.  Bell & Howell Company                     +47.6%
       3.  Sun Healthcare Group Inc.                 +44.8%
       4.  CMAC Investment Corporation               +43.1%
       5.  Physician Corporation of America          +37.8%
       6.  InaCom Corp.                              +36.8%
       7.  America Online, Inc.                      +31.3%
       8.  The Bear Stearns Companies, Inc.          +30.2%
       9.  Gateway 2000, Inc.                        +26.6%
      10.  Boomtown Inc.                             +26.3%

Weak performers for the 2nd quarter 1997
--------------------------------------------------------------------------------
       1. Players International, Inc.                -38.5%
       2. Salant Corporation                         -27.3%
       3. Novell Inc.                                -27.0%
       4. Circus Circus Enterprises, Inc.             -5.3%
       5. Cell Genesys, Inc.                          -5.0%
       6. Ultrafem, Inc.                              -4.3%
       7. WPP Group P.L.C.                            -2.6%
       8. Olsen & Associates AG                       -1.4%
       9. WPP Group P.L.C. ADR                         0.0%
      10. Argyle Television, Inc.                     +1.0%

      * Securities held for the entire quarter.


Portfolio Changes

      Securities added during the 2nd quarter 1997
--------------------------------------------------------------------------------
      General Cable Corporation
      Imation Corporation



Securities sold during the 2nd quarter 1997
--------------------------------------------------------------------------------
      BBN Corporation
      COLT Telecom Group PLC
      Conseco Inc.
      Grupo Financiero Serfin S.A. de C.V. ADR

      Total Return Trust

Illustration of an Assumed Investment of $10,000 made on November 21, 1985 (inception of the Total Return Trust Primary Class)

                    [Graph appears below - plot points here]

                             Value of original
                             shares purchased
                             plus shares acquired      Value of shares
                             through reinvestment      acquired through
                             of capital gain           reinvestment of
                             distributions             income dividends



                11/21/85        10,000                 10,000

                 3/31/86        10,780                 10,780

                 3/31/87        11,884.09              11,673.03

                 3/31/88        10,675                 10,295.43

                 3/31/89        12,293                 11,689.85

                 3/31/90        12,720.53              11,874.31

                 3/31/91        12,714.62              11,498.61

                 3/31/92        15,714.56              13,884.21

                 3/31/93        18,839.3               16,234.03

                 3/31/94        19,701.15              16,637.21

                 3/31/95        19,916.82              16,593.36

                 3/31/96        26,535.98              21,341.73

                 3/31/97        32,992.2               26,102.28

                 6/30/97        37,529.81              30,062.16

        ---------------------------------------------------------------


Selected Portfolio Performance*

      Strong performers for the 2nd quarter 1997
--------------------------------------------------------------------------------
       1. Great Western Financial Corporation       +33.1%
       2. International Business Machines
            Corporation                             +31.3%
       3. The Bear Stearns Companies, Inc.          +30.2%
       4. Bank United Corp.                         +28.8%
       5. BankAmerica Corporation                   +28.2%
       6. Lloyds TSB Group plc                      +25.2%
       7. John Alden Financial Corporation          +25.0%
       8. Telefonos de Mexico S.A. ADR              +24.0%
       9. Fannie Mae                                +20.8%
      10. Ford Motor Company                        +20.3%

Weak performers for the 2nd quarter 1997
--------------------------------------------------------------------------------
       1. Olin Corporation                            -1.7%
       2. UST, Inc.                                   -0.5%
       3. Mid-America Apartment
            Communities, Inc.                         +0.2%
       4. General Motors Corporation                  +0.6%
       5. RJR Nabisco Holdings Corp.                  +1.5%(dagger)
       6. Regency Realty Corporation                  +1.9%
       7. Tanger Factory Outlet Centers, Inc.         +2.4%
       8. Kmart Corporation, 7.75%, Cv. Pfd.          +2.6%
       9. LaSalle Re Holdings Ltd.                    +2.6%
      10. Nationwide Health Properties, Inc.          +2.9%

      *  Securities held for the entire quarter.
(dagger) The return reflects the mandatory conversion of preferred shares to common shares on May 15, 1997.


Portfolio Changes

      Securities added during the 2nd quarter 1997
--------------------------------------------------------------------------------
      Edison International
      Illinova Corporation


Securities sold during the 2nd quarter 1997
--------------------------------------------------------------------------------
      National Australia Bank, 7.875%, Cv. Series Unit
      Summit Properties, Inc.

Portfolio of Investments
June 30, 1997  (Unaudited)
(Amounts in Thousands)


Legg Mason Value Trust, Inc.

                                                                                      Shares/Par      Value
      -------------------------------------------------------------------------------------------------------
Common Stocks and Equity Interests  -- 93.0%
      Automotive -- 4.2%
      Chrysler Corporation                                                              1,900      $   62,344
      General Motors Corporation                                                        1,125          62,648
                                                                                                   ----------
                                                                                                      124,992
                                                                                                   ----------
      Banking -- 17.3%
      BankAmerica Corporation                                                             800          51,650
      BankBoston Corporation                                                              850          61,253
      Citicorp                                                                            800          96,450
      Fleet Financial Group, Inc.                                                         669          42,324
      Lloyds TSB Group plc                                                              7,852          80,675
      Provident Bankshares Corporation                                                    304          12,636
      The Chase Manhattan Corporation                                                   1,175         114,048
      Zions Bancorporation                                                              1,403          52,781
                                                                                                   ----------
                                                                                                      511,817
                                                                                                   ----------
      Computer Services and Systems -- 21.5%
      Compaq Computer Corporation                                                         650          64,513(A)
      Dell Computer Corporation                                                         1,850         217,259(A)
      International Business Machines Corporation                                       1,350         121,753
      Seagate Technology, Inc.                                                          1,800          63,338(A)
      Storage Technology Corporation                                                    1,481          65,905(A)
      Western Digital Corporation                                                       3,250         102,780(A)
                                                                                                   ----------
                                                                                                      635,548
                                                                                                   ----------
      Electrical Equipment -- 2.3%
      Philips Electronics N.V.                                                            950          68,281
                                                                                                   ----------

      Entertainment -- 5.0%
      Circus Circus Enterprises, Inc.                                                   4,000          98,500(A)
      MGM Grand, Inc.                                                                   1,303          48,193(A)
                                                                                                   ----------
                                                                                                      146,693
                                                                                                   ----------
      Finance -- 12.8%
      American Express Company                                                            150          11,175
      Fannie Mae                                                                        3,200         139,600
      Federal Home Loan Mortgage Corporation                                            2,000          68,750
      MBNA Corporation                                                                  2,830         103,659
      The Bear Stearns Companies, Inc.                                                  1,654          56,537
                                                                                                   ----------
                                                                                                      379,721
                                                                                                   ----------

                                                                                      Shares/Par      Value
      -------------------------------------------------------------------------------------------------------
      Food, Beverage and Tobacco -- 5.1%
      PepsiCo, Inc.                                                                       850      $   31,928
      Philip Morris Companies, Inc.                                                     1,425          63,235
      RJR Nabisco Holdings Corp.                                                        1,700          56,100
                                                                                                   ----------
                                                                                                      151,263
                                                                                                   ----------
      Food Merchandising -- 2.3%
      The Kroger Co.                                                                    2,400          69,600(A)
                                                                                                   ----------

      Footwear -- 0.8%
      Reebok International Ltd.                                                           527          24,619
                                                                                                   ----------

      Health Care -- 3.1%
      Columbia/HCA Healthcare Systems, Inc.                                               775          30,467
      Foundation Health Systems, Inc.                                                   2,025          61,383(A)
                                                                                                   ----------
                                                                                                       91,850
                                                                                                   ----------

      Insurance -- 2.7%
      AMBAC Inc.                                                                          383          29,252
      Conseco Inc.                                                                        575          21,275
      MBIA, Inc.                                                                          255          28,767
                                                                                                   ----------
                                                                                                       79,294
                                                                                                   ----------
      Manufacturing -- 2.1%
      Danaher Corporation                                                               1,200          60,975
                                                                                                   ----------

      Media -- 3.7%
      America Online, Inc.                                                              1,650          91,781(A)
      America Online, Inc.                                                                363          18,147(A,B)
                                                                                                   ----------
                                                                                                      109,928
                                                                                                   ----------

      Multi-Industry -- 0.7%
      Coltec Industries Inc.                                                              967          19,694(A)
                                                                                                   ----------

      Pharmaceuticals -- 3.5%
      Amgen Inc.                                                                          875          50,859(A)
      Warner-Lambert Company                                                              425          52,807
                                                                                                   ----------
                                                                                                      103,666
                                                                                                   ----------
      Savings and Loan -- 1.2%
      Washington Mutual, Inc.                                                             600          35,850
                                                                                                   ----------

                                                                                      Shares/Par      Value
      -------------------------------------------------------------------------------------------------------
      Telecommunications -- 4.7%
      MCI Communications Corporation                                                   $  500      $   19,141
      Nokia Corporation ADS                                                               700          51,625
      Telefonos de Mexico S.A. ADR                                                      1,425          68,043
                                                                                                   ----------
                                                                                                      138,809
                                                                                                   ----------
      Total Common Stocks and Equity Interests  (Identified Cost-- $1,311,703)                      2,752,600
      -------------------------------------------------------------------------------------------------------
U.S. Government Obligations -- 1.7%
      United States Treasury Notes, 8.125%, 2/15/98                                       230             233
      United States Treasury Bonds, 6.625%, 2/15/27                                    50,000          48,922
                                                                                                   ----------
      Total U.S. Government Obligations  (Identified Cost-- $50,866)                                   49,155
      -------------------------------------------------------------------------------------------------------
Sovereign Obligations -- 2.4%
      Republic of Argentina Floating Rate Bonds, 6.75%, 3/31/05                        58,200          54,708(C)
      Republic of Argentina Par Bonds, 5.25%, 3/31/23                                  25,000          17,344(D)
                                                                                                   ----------
      Total Sovereign Obligations  (Identified Cost-- $36,949)                                         72,052
      -------------------------------------------------------------------------------------------------------
Repurchase Agreement -- 2.6%
      Lehman Brothers, Inc.
        6.10%, dated 6/30/97, to be repurchased at $77,137 on 7/1/97
        (Collateral: $21,400 Federal Home Loan Mortgage Corporation
        Mortgage-backed securities, 5.5%-7.5%, due 2/1/03-3/1/27,
        value $21,014; and $55,828 Federal National Mortgage Association
        Mortage-backed securities, 7.5%-9%, due 6/1/09-4/1/27, value $57,754)
        (Identified Cost-- $77,124)                                                    77,124          77,124
      -------------------------------------------------------------------------------------------------------
      Total Investments-- 99.7%  (Identified Cost-- $1,476,642)                                     2,950,931
      Other Assets Less Liabilities-- 0.3%                                                             10,240
                                                                                                   ----------

      Net Assets-- 100.0%                                                                          $2,961,171
                                                                                                   ==========

      Net Asset Value Per Share:

        Primary Class                                                                                  $39.77
                                                                                                       ======

        Navigator Class                                                                                $39.97
                                                                                                       ======
-------------------------------------------------------------------------------------------------------------

    (A) Non-income producing
    (B) Private Placement
    (C) The rate of interest earned is tied to the London Interbank Offered Rate (LIBOR) and the coupon rate shown is the rate as of June 30, 1997.
    (D) Coupon increases 0.25% annually until April 1, 1999, thereafter remains fixed at 6.0% until maturity.

Portfolio of Investments
June 30, 1997  (Unaudited)
(Amounts in Thousands)


Legg Mason Special Investment Trust, Inc.

                                                                                      Shares/Par      Value
      ------------------------------------------------------------------------------------------------------
Common Stocks and Equity Interests -- 96.8%
      Advertising -- 4.1%
      WPP Group P.L.C.                                                                 11,000     $   44,971
      WPP Group P.L.C. ADR                                                                 89          3,627
                                                                                                  ----------
                                                                                                      48,598
                                                                                                  ----------
      Apparel -- 0.1%
      Salant Corporation                                                                  450          1,350(A)
                                                                                                  ----------

      Banking -- 2.4%
      Peoples Heritage Financial Group, Inc.                                              750         28,406
                                                                                                  ----------

      Biotechnology -- 0.4%
      Cell Genesys, Inc.                                                                  883          4,361(A)
                                                                                                  ----------

      Broadcast Media -- 0.6%
      Argyle Television, Inc.                                                             258          6,585(A)
                                                                                                  ----------

      Computer Services and Systems -- 19.9%
      Bell & Howell Company                                                               720         22,185(A)
      Gateway 2000, Inc.                                                                1,000         32,438(A)
      General Cable Corporation                                                           150          3,844(A)
      InaCom Corp.                                                                        925         28,791(A,B)
      Madge Networks N.V.                                                               2,019         12,870(A)
      Novell Inc.                                                                       1,900         13,181(A)
      Quantum Corporation                                                               1,650         33,516(A)
      Storage Technology Corporation                                                    1,000         44,500(A)
      Western Digital Corporation                                                       1,400         44,275(A)
                                                                                                  ----------
                                                                                                     235,600
                                                                                                  ----------
      Energy -- 4.6%
      Calenergy, Inc.                                                                     750         28,500(A)
      Northeast Utilities System                                                        2,700         25,819(A)
                                                                                                  ----------
                                                                                                      54,319
                                                                                                  ----------
      Entertainment -- 8.6%
      Anchor Gaming                                                                       164          7,841(A)
      Boomtown Inc.                                                                       900          8,100(A,B)
      Circus Circus Enterprises, Inc.                                                   1,573         38,735(A)
      Hollywood Park, Inc.                                                              1,775         25,959(A,B)
      Mirage Resorts, Incorporated                                                        548         13,832(A)
      Players International, Inc.                                                       2,442          7,325(A,B)
                                                                                                  ----------
                                                                                                     101,792
                                                                                                  ----------

Legg Mason Special Investment Trust, Inc.--Continued

                                                                                      Shares/Par      Value
      ------------------------------------------------------------------------------------------------------
      Finance -- 8.2%
      Amerin Corporation                                                                1,500     $   36,375(A,B)
      Mego Financial Corporation                                                          643          4,664(A,C)
      The Bear Stearns Companies, Inc.                                                    551         18,846
      United Asset Management Corporation                                               1,300         36,806
                                                                                                  ----------
                                                                                                      96,691
                                                                                                  ----------
      Food, Beverage and Tobacco -- 3.6%
      Cott Corporation Quebec                                                           4,100         43,563(B)
                                                                                                  ----------

      Health Care -- 8.5%
      Imation Corporation                                                                 160          4,220(A)
      Magellan Health Services, Inc.                                                      950         28,025(A)
      Physician Corporation of America                                                  3,600         22,950(A,B)
      Sun Healthcare Group Inc.                                                         1,435         29,856(A)
      Sunrise Medical, Inc.                                                               822         12,437(A)
      Ultrafem, Inc.                                                                      200          2,750(A)
                                                                                                  ----------
                                                                                                     100,238
                                                                                                  ----------
      Insurance -- 13.0%
      CMAC Investment Corporation                                                         760         36,290
      Enhance Financial Services Group, Inc.                                              555         24,350
      John Alden Financial Corporation                                                  1,250         26,172
      Orion Capital Corporation                                                           590         43,513
      PennCorp Financial Group, Inc.                                                      600         23,100
                                                                                                  ----------
                                                                                                     153,425
                                                                                                  ----------
      Manufacturing -- 2.1%
      Briggs & Stratton Corporation                                                       262         13,100
      Danaher Corporation                                                                 236         11,992
                                                                                                  ----------
                                                                                                      25,092
                                                                                                  ----------
      Media -- 6.7%
      America Online, Inc.                                                              1,425         79,266(A)
                                                                                                  ----------
      Miscellaneous -- 0.2%
      Olsen & Associates AG                                                               300          2,055(A,C)
                                                                                                  ----------

      Real Estate -- 1.7%
      Dynex Capital, Inc.                                                               1,473         20,524
                                                                                                  ----------

      Restaurants -- 1.0%
      Shoney's Inc.                                                                     2,000         11,875(A)
                                                                                                  ----------

      Savings and Loan  -- 3.8%
      Washington Mutual Inc.                                                              750         44,810
                                                                                                  ----------

                                                                                      Shares/Par      Value
-------------------------------------------------------------------------------------------------------------
      Speciality Retail -- 7.3%
      HSN, Inc.                                                                         1,498     $   46,825(A)
      MacFrugal's Bargains o Close-outs Inc.                                            1,439         39,205(A,B)
                                                                                                  ----------
                                                                                                      86,030
                                                                                                  ----------
      Total Common Stocks and Equity Interests  (Identified Cost-- $754,953)                       1,144,580
      ------------------------------------------------------------------------------------------------------
Repurchase Agreement -- 3.1%
      Lehman Brothers, Inc.
        6.10%, dated 6/30/97, to be repurchased at $36,651 on 7/1/97
        (Collateral: $23,378 Federal National Mortgage Association
        Mortgage-backed securities, 7%-8%, due 3/1/27-6/1/27, value $23,740; and
        $14,411 Federal Home Loan Mortgage Corporation Mortgage-backed securities, 6.5%, due 6/1/27, value $14,486)
        (Identified Cost-- $36,644)                                                   $36,644         36,644
      ------------------------------------------------------------------------------------------------------
      Total Investments-- 99.9%  (Identified Cost-- $791,597)                                      1,181,224
      Other Assets Less Liabilities-- 0.1%                                                             1,456
                                                                                                  ----------

      Net Assets-- 100.0%                                                                         $1,182,680
                                                                                                  ==========

      Net Asset Value Per Share:

        Primary Class                                                                                 $29.36
                                                                                                      ======

        Navigator Class                                                                               $30.02
                                                                                                      ======

      ------------------------------------------------------------------------------------------------------

      (A) Non-income producing
      (B) Affiliated Companies--As defined in the Investment Company Act of 1940 an "Affiliated Company" represents Fund ownership of at least 5% of the outstanding voting securities of the issuer.
      (C) Private Placement

Portfolio of Investments
June 30, 1997  (Unaudited)
(Amounts in Thousands)


Legg Mason Total Return Trust, Inc.

                                                                                      Shares/Par      Value
      ------------------------------------------------------------------------------------------------------
Common Stocks and Equity Interests -- 89.9%
      Aerospace -- 3.0%
      Northrop Grumman Corporation                                                        155     $   13,611
                                                                                                  ----------

      Automotive -- 8.0%
      Chrysler Corporation                                                                400         13,125
      Ford Motor Company                                                                  315         11,891
      General Motors Corporation                                                          210         11,694
                                                                                                  ----------
                                                                                                      36,710
                                                                                                  ----------
      Banking -- 9.5%
      BankAmerica Corporation                                                             140          9,039
      Lloyds TSB Group plc                                                              2,178         22,381
      The Chase Manhattan Corporation                                                     125         12,133
                                                                                                  ----------
                                                                                                      43,553
                                                                                                  ----------
      Chemicals -- 5.6%
      Hercules, Inc.                                                                      280         13,405
      Olin Corporation                                                                    310         12,121
                                                                                                  ----------
                                                                                                      25,526
                                                                                                  ----------
      Commercial Services -- 2.2%
      Ogden Corporation                                                                   473         10,286
                                                                                                  ----------

      Computer Services and Systems --5.7%
      International Business Machines Corporation                                         290         26,154
                                                                                                  ----------

      Construction Materials -- 1.5%
      Masco Corporation                                                                   165          6,889
                                                                                                  ----------

      Electric Utilities --3.8%
      Edison International                                                                175          4,353
      Illinova Corporation                                                                383          8,430
      Unicom Corporation                                                                  200          4,450
                                                                                                  ----------
                                                                                                      17,233
                                                                                                  ----------
      Energy -- 0.5%
      Exxon Corporation                                                                    40          2,460
                                                                                                  ----------

      Finance --5.1%
      Fannie Mae                                                                          222          9,685
      The Bear Stearns Companies, Inc.                                                    397         13,564
                                                                                                  ----------
                                                                                                      23,249
                                                                                                  ----------

                                                                                      Shares/Par      Value
      ------------------------------------------------------------------------------------------------------
      Food, Beverage and Tobacco -- 4.2%
      RJR Nabisco Holdings Corp.                                                          202     $    6,670
      UST, Inc.                                                                           445         12,349
                                                                                                  ----------
                                                                                                      19,019
                                                                                                  ----------
      Insurance -- 12.1%
      American Financial Group Incorporated                                               254         10,779
      Enhance Financial Services Group, Inc.                                              305         13,395
      IPC Holdings Limited                                                                463         12,501
      John Alden Financial Corporation                                                    450          9,422
      LaSalle Re Holdings Ltd.                                                            309          9,130
                                                                                                  ----------
                                                                                                      55,227
                                                                                                  ----------
      Real Estate -- 14.6%
      Dynex Capital, Inc.                                                                 640          8,926
      Mid-America Apartment Communities, Inc.                                             360         10,105
      National Golf Properties, Inc.                                                      346         12,023
      Nationwide Health Properties, Inc.                                                  425          9,350
      Regency Realty Corporation                                                          373         10,151
      Tanger Factory Outlet Centers, Inc.                                                 312          8,382
      Walden Residential Properties, Inc.                                                 310          7,944
                                                                                                  ----------
                                                                                                      66,881
                                                                                                  ----------
      Retail Sales -- 3.0%
      J.C. Penney Company, Inc.                                                           260         13,569
                                                                                                  ----------

      Savings and Loan -- 8.8%
      Bank United Corp.                                                                   366         13,912
      Great Western Financial Corporation                                                 259         13,905
      Washington Federal, Inc.                                                            492         12,632
                                                                                                  ----------
                                                                                                      40,449
                                                                                                  ----------
      Telecommunications -- 2.3%
      Telefonos de Mexico S.A. ADR                                                        225         10,744
                                                                                                  ----------
      Total Common Stocks and Equity Interests  (Identified Cost -- $281,981)                        411,560
      ------------------------------------------------------------------------------------------------------
Preferred Stock -- 2.1%
      Kmart Corporation, 7.75%, Cv.  (Identified Cost -- $8,763)                          178          9,746
      ------------------------------------------------------------------------------------------------------
U.S. Government Obligations -- 4.3%
      United States Treasury Bonds, 6.00%, 2/15/26  (Identified Cost -- $19,121)      $22,000         19,690
      ------------------------------------------------------------------------------------------------------

                                                                                      Shares/Par      Value
        ----------------------------------------------------------------------------------------------------
Repurchase Agreement -- 3.3%
        Lehman Brothers, Inc.
          6.10%, dated 6/30/97, to be repurchased at $15,206 on 7/1/97
          (Collateral: $10,189 Federal National Mortgage Association
          Mortgage-backed securities, 7.5%, due 6/1/09,
          value $10,365; and $5,137 Federal Home Loan Mortgage Corporation
          Mortgage-backed securities, 7.0%, due 10/1/07, value $5,143)
          (Identified Cost-- $15,203)                                                 $15,203       $ 15,203
        ----------------------------------------------------------------------------------------------------
      Total Investments-- 99.6%  (Identified Cost-- $325,068)                                        456,199
      Other Assets Less Liabilities-- 0.4%                                                             1,625
                                                                                                    --------

      Net Assets --100.0%                                                                           $457,824
                                                                                                    ========

      Net Asset Value Per Share:

        Primary Class                                                                                 $20.49
                                                                                                      ======

        Navigator Class                                                                               $20.58
                                                                                                      ======
        ----------------------------------------------------------------------------------------------------

                           Legg Mason Family of Funds

Equity Funds

Legg Mason Balanced Trust
Growth and Income--An equity mutual fund which seeks long-term capital appreciation and current income in order to achieve an attractive total investment return consistent with reasonable risk.

Legg Mason Total Return Trust
Growth and Income--An equity mutual fund with investment objectives of capital appreciation and current income.

Legg Mason American Leading Companies Trust
Growth--A large capitalization equity mutual fund which seeks long-term capital appreciation and current income consistent with prudent investment management.

Legg Mason Value Trust
Growth--An equity mutual fund which seeks long-term growth of capital using the "Value Approach" to investing.

Legg Mason Special Investment Trust
Aggressive Growth--An equity mutual fund which seeks capital appreciation. It invests principally in securities of companies that are involved in restructurings or other special situations, or are out of favor with, or not closely followed by the market.

Global Funds*

Legg Mason Emerging Markets Trust
Aggressive Growth--A mutual fund which is designed for investors seeking long-term growth possibilities available in emerging markets.

Legg Mason International Equity Trust
Aggressive Growth--A diversified, professionally managed portfolio seeking maximum long-term total return by investing primarily in common stocks of companies located outside the United States.

Legg Mason Global Government Trust
Growth and Income--A global bond fund which seeks to provide a competitive total return by investing primarily in a global portfolio of high quality debt securities of U.S. and foreign governments, their agencies and instrumentalities, denominated in various currencies.

Taxable Bond Funds

Legg Mason U.S. Government Intermediate-Term Portfolio
Conservative Income--A mutual fund which seeks to achieve high current income consistent with prudent investment risk and liquidity needs.

Legg Mason Investment Grade Income Portfolio
Income--A mutual fund which seeks to provide investors with a high level of current income through a diversified portfolio of debt instruments.

Legg Mason High Yield Portfolio
Growth and Income--A fund which seeks to provide high current income, and as a secondary objective, seeks capital appreciation. Under normal circumstances, the Fund will invest a majority of its total assets in high yield fixed income securities commonly known as "junk" bonds. The Fund may invest up to 25% of total assets in foreign securities.

Tax-Free Bond Funds(dagger)

Legg Mason Tax-Free Intermediate-Term Income Trust
Tax-Free Income--A fund which seeks a high level of current income exempt from federal income tax consistent with prudent investment risk.

Legg Mason Maryland Tax-Free Income Trust
Tax-Free Income--A fund whose objective is a high level of current income exempt from federal, Maryland state, and local income taxes.

Legg Mason Pennsylvania Tax-Free Income Trust
Tax-Free Income--A fund which seeks a high level of current income exempt from federal income tax and Pennsylvania personal income tax.

Money Market Funds(dagger)(dagger)

Legg Mason U.S. Government Money Market Portfolio
A professionally managed portfolio seeking high current income consistent with liquidity and conservation of principal.

Legg Mason Cash Reserve Trust
A diversified management investment company investing in money market instruments to achieve stability of principal and current income consistent with stability of principal.

Legg Mason Tax Exempt Trust
A money market fund seeking to produce high current income exempt from federal income tax, to preserve capital and to maintain liquidity.

              * Investment in foreign securities involves increased risks, such as currency rate fluctuations, foreign taxation and political changes.
       (dagger) Income produced from the tax-free funds may be subject to state and local taxes. Long-term capital gain distributions generally are taxable. A portion of each Fund's dividends may be subject to the federal alternative minimum tax.
(dagger dagger) An investment in any of these Funds is neither insured nor guaranteed by the U.S. Government and there can be no guarantee that these Funds will maintain a stable $1 share price.

For a prospectus containing more complete information, including charges and expenses on any of the Legg Mason funds, call 1-800-577-8589. Please read the prospectus carefully before investing or sending money.

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